Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Such portions have been omitted pursuant to a request for confidential treatment

Exhibit 10.2

SECOND AMENDED AND RESTATED

GLOBAL DISTRIBUTION AGREEMENT

THIS SECOND AMENDED AND RESTATED GLOBAL DISTRIBUTION AGREEMENT dated as of November 15, 2010, is made by and between BlackRock, Inc., a Delaware corporation (“BlackRock”), and Merrill Lynch & Co., Inc., a Delaware corporation (“Merrill Lynch” and, together with BlackRock, the “Parties” and each, a “Party”).

RECITALS:

WHEREAS, BlackRock, through its Affiliates (as defined below), provides asset management, risk management, investment analytics and enterprise investment system services and other related financial products and services;

WHEREAS, Merrill Lynch is a diversified global financial services company that, itself and through its Affiliates, provides a broad range of financial services and products to consumer and corporate customers, including asset management, investment analytics, securities brokerage, investment banking and other related financial products and services;

WHEREAS, the Parties entered into an Amended and Restated Global Distribution Agreement dated as of July 16, 2008 in connection with making certain changes to the Stockholder Agreement also dated as of July 16, 2008 (the “Amended and Restated Stockholder Agreement”) which amended the original Global Distribution Agreement dated as of September 29, 2006 (the “Original GDA”), executed in connection with and as condition to the closing of BlackRock’s acquisition of certain asset management businesses previously operated as Merrill Lynch Investment Managers (“MLIM”) in exchange for shares of common stock and preferred stock of BlackRock (collectively, the “Transaction”) all as set forth in and effected pursuant to a Transaction Agreement and Plan of Merger dated as of February 15, 2006 (the “Transaction Agreement”);

WHEREAS, the Parties are further amending the Amended and Restated Stockholder Agreement dated as of the date of this Agreement (the “Second Amended and Restated Stockholder Agreement”);

WHEREAS, existing Covered Products (as defined below) currently have access to the Merrill Lynch Distributors (as defined below) of Merrill Lynch; and

WHEREAS, in connection with the Transaction, the Parties entered into a general relationship providing for the distribution by Merrill Lynch, through its Affiliates, of MLIM Products and BlackRock Products (as defined below) within the United States and internationally pursuant to the terms of this Agreement, and the Parties desire to enhance and extend such relationship.

1

NOW, THEREFORE, in consideration of the mutual covenants, agreements and promises contained in this Agreement, the Parties agree as follows:

Section 1. Definitions.

(a) For purposes of this Agreement, unless the context requires otherwise, the following terms will have the following meanings:

“1940 Act” means the Investment Company Act of 1940, as amended from time to time, and the rules and regulations promulgated under such Act by the SEC.

“Advisers Act” means the Investment Advisers Act of 1940, as amended from time to time, and the rules and regulations promulgated under such Act by the SEC.

“Access to BlackRock” has the meaning set out in Section 6(b) of this Agreement.

“Access to Merrill Lynch Distributors” has the meaning set out in Section 6(a) of this Agreement.

“Affiliate” means, with respect to any specified Person, any other Person that at the time of determination, directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such specified Person.

“Agreement” means the Original GDA as amended and restated hereby, and the schedules hereto, all as further amended from time to time.

“Applicable Standards and Practices” means, for Merrill Lynch or BlackRock or any of their respective Affiliates, the client service and relationship standards, business practices standards, ethical standards, confidentiality obligations and policies, customer privacy and protection policies, general service quality standards, product due diligence review and selection standards, reputational considerations, industry standards and requirements of such Person as are applied by such Person in good faith on a consistent and nondiscriminatory basis during the period in question.

“BlackRock” has the meaning set out in the preamble to this Agreement.

“BlackRock Products” means all proprietary investment products or services offered, sponsored, advised or subadvised by BlackRock or any of its Controlled Affiliates during the term of this Agreement, including any such investment products that are RICs or other pooled investment vehicles, wrap fee programs (as defined in Rule 204-3 under the Advisers Act) and separately managed accounts, including without limitation, after the date of the closing of the Transaction, any MLIM Product.

“Business Day” means any day other than a Saturday, Sunday or day on which banking institutions in New York, New York are authorized or obligated pursuant to the Requirements of Law or executive order to be closed.

2

“Confidential Information” means all confidential, proprietary or non-public information disclosed by either Party, its Affiliates or their respective representatives to the other Party, its Affiliates or their respective representatives in connection with the arrangements contemplated by this Agreement, provided, however, that this term shall not include any information independently developed or obtained by the receiving Party or its Affiliates without violating any obligation under this Agreement, so long as such information was not obtained from a third party where the receiving Party knew or should have known that such information was misappropriated or otherwise wrongfully obtained.

“Change of Control of BlackRock” shall be deemed to occur if:

(i) Any Person, excluding employee benefit plans of BlackRock, is or becomes the beneficial owner, directly or indirectly, of securities of BlackRock representing a majority of the combined voting power of BlackRock’s then outstanding securities;

(ii) BlackRock consummates a merger, consolidation, share exchanges, division or other reorganization or transaction of BlackRock (a “Fundamental Transaction”) with any Person, other than a Fundamental Transaction that results in the voting securities of BlackRock outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least a majority of the combined voting power immediately after such Fundamental Transaction of (A) BlackRock’s outstanding securities, (B) the surviving entity’s outstanding securities, or (C) in the case of a division, the outstanding securities of each entity resulting from the division;

(iii) The shareholders of BlackRock approve a plan of complete liquidation or winding-up of BlackRock or an agreement for the sale or disposition (in one transaction or a series of transactions) of all or substantially all BlackRock’s assets;

(iv) As a result of a proxy contest, individuals who prior to the conclusion thereof constituted the Board of Directors of BlackRock (including for this purpose any new director whose election or nomination for election by BlackRock’s shareholders in connection with such proxy contest was approved by a vote of at least two thirds of the directors then still in office who were directors prior to such proxy contest) cease to constitute at least a majority of the Board of Directors of BlackRock (excluding any Board seat that is vacant or otherwise unoccupied); or

(v) During any period of twenty-four (24) consecutive months, individuals who at the beginning of such period constituted the Board of Directors of BlackRock (including for this purpose any new director whose election or nomination for election by BlackRock’s shareholders was approved by a vote of at least two thirds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board of Directors of BlackRock (excluding any Board seat that is vacant or otherwise unoccupied).

“Control” (including its correlative meanings “Controlled by” and “under common Control with”) means the possession, directly or indirectly, of power to direct or cause the direction of the management or policies (whether through ownership of securities or partnership or other ownership interest, by contract or otherwise).

3

“Controlled Affiliate” of any Person means a Person that is directly or indirectly Controlled by such other Person.

“Covered Products” means the BlackRock Products and the MLIM Products.

“Distribute” (including its correlative meaning “Distribution”) with respect to any Product means offering, selling or recommending such Product or providing advice to consumers of investment products and services with respect to such Product.

“FINRA” means the Financial Industry Regulatory Authority.

“Governmental Authority” means any federal, national, supranational, state, provincial, local, or similar government, governmental, regulatory or administrative authority, agency or commission or any court, tribunal, or judicial or arbitral body, including the SEC and any SRO within or outside the United States.

“Merrill Lynch” has the meaning set out in the preamble to this Agreement.

“Merrill Lynch Alternative Manager” means any asset management business formed or acquired, either in whole or in part, after the date hereof by Merrill Lynch, substantially all of the business of which is the management of collective investment funds and/or separately managed accounts that primarily utilize (i) non-traditional investment techniques, including but not limited to short selling, leverage, arbitrage, specialty finance, and quantitatively-driven structured trades and (ii) other activities that are not a Merrill Lynch Restricted Activity (as defined in the Stockholder Agreement).

“Merrill Lynch Distributor” means any Affiliate of Merrill Lynch that at any time during the term hereof Distributes Products, whether domestically or internationally.

“MLIM” has the meaning set forth in the recitals to this Agreement.

“MLIM Products” means all of the investment advisory products offered, sponsored, advised or subadvised by MLIM or any of its Controlled Affiliates at any time on or after the date of this Agreement, including any such products acquired by BlackRock pursuant to or after the Transaction, including any of such investment products as are RICs, or other pooled investment vehicles, wrap fee programs (as defined in Rule 204-3 under the Advisers Act) or separately managed accounts.

“Party” and “Parties” have the meanings set forth in the preamble to this Agreement.

4

“Person” means any individual, corporation, business trust, partnership, association, limited liability company, unincorporated organization or similar organization, or any Governmental Authority.

“Products” are investment advisory products and services such as RICs or other pooled investment vehicles, wrap fee programs (as defined in Rule 204-3 under the Advisers Act) or separately managed accounts.

“Representatives” means directors, officers, employees, agents, advisors and other representatives of a Party.

“Requirement of Law” means, with respect to any Person, any domestic or foreign federal or state statute, law, ordinance, rule, administrative code, administrative interpretation, regulation, order, consent, writ, injunction, directive, judgment, decree, policy, ordinance, decision, guideline or other requirement of (or agreement with) any Governmental Authority (including any memorandum of understanding or similar arrangement with any Governmental Authority), in each case binding on that Person or its property or assets.

“Restart Date” has the meaning set forth in Section 4(a)(iv) of this Agreement.

“RIC” means an U.S. investment management company registered under the 1940 Act and any class, series or portfolio thereof.

“Sales Force” means, with respect to any Merrill Lynch Distributor, the Global Private Client group point of sale personnel and their direct supervisors utilized by such Merrill Lynch Distributor or any of its Affiliates, whose job responsibility includes the Distribution directly to clients of the Covered Products in question or Products of the type that would generally be viewed as competitive with the applicable Covered Products in the channel in question, and the persons corresponding thereto if Merrill Lynch restructures its Distribution business in any way.

“SEC” means the Securities and Exchange Commission.

“Selling Agreement” means any distribution, service, selected dealer or other similar agreement to which one or more Merrill Lynch Distributors or BlackRock or any Controlled Affiliate of BlackRock are parties, or become parties in accordance with Section 7, in respect of a Covered Product.

“SRO” means the FINRA, the New York Stock Exchange, Inc., the National Futures Association, each national securities exchange in the United States and each other board or body, whether United States or foreign, that is charged with the supervision or regulation of brokers, dealers, commodity pool operators, commodity trading advisors, futures commission merchants, securities underwriting or trading, stock exchanges, commodities exchanges, insurance companies or agents, investment companies or investment advisers.

“Stockholder Agreement” has the meaning set forth in the recitals to this Agreement.

5

“Transaction” has the meaning set forth in the recitals to this Agreement.

“Transaction Agreement” has the meaning set forth in the recitals of this Agreement.

“Yield Support Agreement” means the April 22, 2009, Yield Support Amendment to Platform Infrastructure, Marketing Services and Support Agreement and Amended and Restated Selected Dealer Agreement dated September 29, 2006 (the “Yield Support Agreement”), which will remain terminable by either party upon thirty (30) days prior written notice to the other party.

Any capitalized term used but not otherwise defined herein shall have the meaning given to such term in the Transaction Agreement.

Section 2. Representations and Warranties of Merrill Lynch

Merrill Lynch represents to BlackRock as follows:

(a) Each of Merrill Lynch and each Merrill Lynch Distributor (i) is duly organized, validly existing and, to the extent applicable, in good standing under the laws of its jurisdiction of organization; (ii) has the power and authority, and the legal right, to own its assets and to transact the business in which it is engaged; and (iii) is duly qualified to do business and, to the extent applicable, is in good standing under the laws of each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification; and (iv) is in compliance with all Requirements of Law, except for any failures of compliance, individually or in the aggregate, that would not have a material adverse effect on the performance by Merrill Lynch of its obligations under this Agreement.

(b) Each of Merrill Lynch and each Merrill Lynch Distributor has all necessary power and authority to make, execute, deliver and perform this Agreement (in the case of Merrill Lynch) and each Selling Agreement to which it is or becomes a party and to perform all of the obligations to be performed by it under this Agreement or under such Selling Agreement, as applicable. The making, execution, delivery and performance by Merrill Lynch and each Merrill Lynch Distributor of this Agreement (in the case of Merrill Lynch) and each Selling Agreement to which it is or will become a party, and the consummation by Merrill Lynch and such Merrill Lynch Distributor of the transactions contemplated by this Agreement (in the case of Merrill Lynch) and by such Selling Agreement to which it is or will become a party, have been, or will be, duly and validly authorized by all necessary corporate action on the part of Merrill Lynch and such Merrill Lynch Distributor. Except as shall have been obtained or made prior to the execution thereof, no consent or authorization of, filing with, or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability by or against Merrill Lynch of this Agreement and by or against Merrill Lynch or any Merrill Lynch Distributor of each Selling Agreement to which it is, or will become, a Party.

(c) This Agreement has been duly and validly executed and delivered by Merrill Lynch, and assuming the due authorization, execution and delivery by BlackRock, this

6

Agreement constitutes the valid, legal and binding obligation of Merrill Lynch, enforceable against it in accordance with its terms, except as may be subject to applicable bankruptcy, insolvency, moratorium or other similar Requirement of Law, now or hereafter in effect, affecting the enforcement of rights of creditors generally and by legal and equitable limitations on the enforceability of specific remedies.

(d) Upon execution and delivery, and assuming the due authorization, execution and delivery by BlackRock or any of its Affiliates, each Selling Agreement to be entered into after the date hereof will constitute the valid, legal and binding obligation of the respective Merrill Lynch Distributor which is a party thereto, enforceable against it in accordance with its terms, except as may be subject to applicable bankruptcy, insolvency, moratorium or other similar Requirement of Law now or hereafter in effect, affecting the enforcement of rights of creditors generally and by legal and equitable limitations on the enforceability of specific remedies.

(e) Neither the execution and delivery of this Agreement nor any Selling Agreement to be entered into after the date hereof by Merrill Lynch or any Merrill Lynch Distributor which is an Affiliate of Merrill Lynch as of the date of this Agreement, respectively, nor the consummation of the transactions contemplated by this Agreement or by any such Selling Agreement, respectively, will (i) violate or conflict with any provision of the articles of incorporation or bylaws or other organizational documents of Merrill Lynch or any such Merrill Lynch Distributor, (ii) violate any of the terms, conditions, or provisions of any Requirement of Law or license to which Merrill Lynch or any such Merrill Lynch Distributor is subject or by which either one or any of their assets are bound, or (iii) violate, breach or constitute a default under any contract to which Merrill Lynch or any such Merrill Lynch Distributor is a party or by which either one or any of their assets is bound.

Section 3. Representations and Warranties of BlackRock.

BlackRock represents to Merrill Lynch as follows:

(a) BlackRock and each of its Affiliates identified on Schedule A to this Agreement (i) is duly organized, validly existing and, to the extent applicable, in good standing under the laws of its jurisdiction of organization; (ii) has the power and authority, and the legal right, to own its assets and to transact the business in which it is engaged; and (iii) is duly qualified to do business and, to the extent applicable, is in good standing under the laws of each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification; and (iv) is in compliance with all Requirements of Law, except for such failures of compliance, individually or in the aggregate, that would not have a material adverse effect on the performance by BlackRock of its obligations under this Agreement.

(b) BlackRock and each of its Affiliates identified on Schedule A to this Agreement have all necessary power and authority to make, execute, deliver and perform this Agreement and each Selling Agreement, respectively, and to perform all of the obligations to be performed by it under this Agreement or under each such Selling Agreement. The making, execution, delivery and performance by BlackRock and each such Affiliate of this Agreement and each Selling Agreement, respectively, and the consummation by BlackRock and each such

7

Affiliate of the transactions contemplated by this Agreement and by each such Selling Agreement, respectively, have been, or will be, duly and validly authorized by all necessary corporate action on the part of BlackRock and each such Affiliate. Except as shall have been obtained prior to execution thereof, no consent or authorization of, filing with, or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability by or against BlackRock or any of such Affiliates of this Agreement and each Selling Agreement to which it is, or will become, a Party.

(c) This Agreement has been duly and validly executed and delivered by BlackRock, and assuming the due authorization, execution and delivery by Merrill Lynch, this Agreement constitutes the valid, legal and binding obligation of BlackRock, enforceable against it in accordance with its terms, except as may be subject to applicable bankruptcy, insolvency, moratorium or other similar Requirement of Law, now or hereafter in effect, affecting the enforcement of rights of creditors generally and by legal and equitable limitations on the enforceability of specific remedies.

(d) Upon execution and delivery, and assuming the due authorization, execution and delivery by the respective Merrill Lynch Distributor, each Selling Agreement to be entered into after the date hereof will constitute the valid, legal and binding obligation of the respective Affiliate of BlackRock which is a party thereto, enforceable against it in accordance with its terms, except as may be subject to applicable bankruptcy, insolvency, moratorium or other similar Requirement of Law now or hereafter in effect, affecting the enforcement of rights of creditors generally and by legal and equitable limitations on the enforceability of specific remedies.

(e) Neither the execution and delivery of this Agreement nor any Selling Agreement to be entered into after the date hereof by BlackRock or any of its Affiliates, nor the consummation of the transactions contemplated by this Agreement or by any such Selling Agreement, respectively, will (i) violate or conflict with any provision of the articles of incorporation or bylaws or other organizational documents of BlackRock or any such Affiliate, (ii) violate any of the terms, conditions, or provisions of any Requirement of Law or license to which BlackRock or any such Affiliate is subject or by which either one or any of their assets are bound, or (iii) violate, breach or constitute a default under any contract to which BlackRock or any such Affiliate is a party or by which either one or any of their assets is bound.

Section 4. Product Distribution Arrangements.

(a) Except as otherwise agreed to by the Parties in accordance with the terms of paragraph 4(h), with respect to any Covered Products, Merrill Lynch shall cause each Merrill Lynch Distributor to continue to provide BlackRock and its Affiliates (including, after the closing of the Transaction, MLIM) Distribution by Merrill Lynch Distributors with respect to each Covered Product Distributed by such Merrill Lynch Distributor as of the date hereof, subject to Requirements of Law and the Applicable Standards and Practices of the applicable Merrill Lynch Distributor with respect to Covered Products Distributed by such Merrill Lynch Distributor. For the avoidance of doubt, in accordance with Applicable Standards and Practices, prior to terminating Distribution of any Covered Product as a result of the application of

8

Applicable Standards and Practices, consistent with current Merrill Lynch operating practice the applicable Merrill Lynch Distributor shall, as early as reasonably practicable, discuss with BlackRock the reasons therefore and to the extent practicable give BlackRock the opportunity to bring the Covered Product back into compliance with Applicable Standards and Practices. For the avoidance of doubt, any termination is subject to the requirements of Section 4(h).

(i) Except for the Yield Support Agreement, the economic terms between the Parties for Distribution by the Merrill Lynch Distributors with respect to each Covered Product in effect as of the date hereof shall remain the same as those in effect as of the date hereof (the “Current Terms”), except as the Parties may otherwise agree in accordance with the terms of Section 4(h). A summary of the Current Terms (the “Summary”) is attached as Exhibit A hereto. With respect to any Covered Product first Distributed by a Merrill Lynch Distributor after the date hereof that falls within a category, type or platform set forth in the Summary and for which the Current Terms includes the relevant economic terms, such economic terms shall apply equally to the newly introduced Covered Product.

(ii) With respect to any Covered Product first Distributed by a Merrill Lynch Distributor after the date hereof and also distributed through non Merrill Lynch Distributors, other than any Covered Product that falls within a category, type or platform to which the Current Terms apply in accordance with Section 4(a)(i), the Merrill Lynch Distributors shall be offered the most favorable economic terms offered by BlackRock to other distributors of such Product. If any Covered Product, other than any Covered Product that falls within a category, type or platform to which the Current Terms apply in accordance with Section 4(a)(i), becomes part of a group or program of similar products distributed by the Merrill Lynch Distributors, some of which Products are sponsored by managers other than BlackRock, the economic terms offered by the Merrill Lynch Distributor to BlackRock for the Distribution of such Covered Product shall be at least as favorable to BlackRock and the Covered Product as the most favorable economic terms to which any of such Products is entitled. Notwithstanding the foregoing provisions of this clause (ii), (A) no Merrill Lynch Distributor shall be required to extend to a Covered Product, and BlackRock shall not be required to extend to the Merrill Lynch Distributors, the most favorable economic terms that the Merrill Lynch Distributors or BlackRock, respectively, may provide to managers or Distributors, as the case may be, with respect to a Product that a Merrill Lynch Distributor or BlackRock, as the case may be, reasonably determines represents a unique or substantially differentiated opportunity relative to the relevant Covered Product or the Distribution, respectively, offered by BlackRock or Merrill Lynch; provided, however, that the foregoing exception shall not apply to the terms Merrill Lynch may provide to any Product managed by a Merrill Lynch Alternative Manager that could reasonably be considered to be a competing product; and (B) no Product managed by a Merrill Lynch Alternative Manager that could reasonably be considered to be a competing product may be offered through any platform of Merrill Lynch’s Global Private Client business (as renamed or restructured from time to time) prior to completion of twelve months after the later of (i) the date such

9

Product is first bona fide offered to unaffiliated investors and (ii) the date Merrill Lynch acquires such Merrill Lynch Alternative Manager unless such Product was offered through any Global Private Client platform prior to the time Merrill Lynch commenced discussions regarding such acquisition and no such Product offered through any Global Private Client platform may directly or indirectly utilize the name Merrill Lynch or any derivative thereof in connection with any such offering.

(iii) With respect to any Merrill Lynch Distributor that does not at the time in question Distribute a particular Covered Product, Merrill Lynch will, upon the request of BlackRock, use all commercially reasonable efforts to obtain Distribution of any Covered Products by such Merrill Lynch Distributor as so requested by BlackRock on the same terms as provided above in Section 4(a)(i) and (ii), subject to Requirements of Law and the Applicable Standards and Practices of the applicable Merrill Lynch Distributor.

(iv) Subject to Requirements of Law and to Applicable Standards and Practices and excepting the Yield Support Agreement, the economic terms attaching to each Covered Product as referred to in Section 4(a)(i) shall remain in effect until the end of the initial term set forth in Section 12(a) (the “Restart Date”).

(v) In the event that any economic terms with respect to Covered Products (excluding the Yield Support Agreement any Covered Product that falls within a category, type or platform to which the Current Terms apply in accordance with Section 4(a)(i)) are modified as a result of Requirements of Law or Applicable Standards and Policies, the modified economics shall be, to the maximum extent permitted by Requirements of Law, at least as favorable to such Covered Products and BlackRock as the most favorable economic terms then offered by the applicable Merrill Lynch Distributor to other Products that would generally be viewed as competitive with the Covered Product in question (including, to the extent relevant, product type and/or class and asset class and style). In the event that Requirements of Law or Applicable Standards and Policies require any modification to the economic terms with respect to Covered Products to which the Current Terms apply in accordance with Section 4(a)(i), such modifications shall be made so as to result in the minimum necessary deviation from the Current Terms.

(vi) The Parties will conduct themselves so that any changes to the economic terms of any Covered Product (excepting the Yield Support Agreement) required to be made by Section 4(a) (other than on account of changes in Requirements of Law) will be balanced by other changes, opportunities, products, strategies, initiatives or arrangements that the Parties agree will be economically neutral across the Covered Products and only effected consistently with Section 4(h) below.

(b) Merrill Lynch will not, and will cause each Merrill Lynch Distributor not to, provide to its Sales Force for the sale of Products that are not Covered Products and that would generally be viewed as competitive with the applicable Covered Products (including, to

10

the extent relevant, product type and/or class and asset class and style) in the channel in question any compensation or economic inducement or benefit that is greater than that provided to such Sales Force for the sale of such Covered Products in such channel, provided, that this provision is not intended to prohibit a Merrill Lynch Distributor from selling Products that provide for different rates of sales load, placement, Rule 12b-1, trailing commissions or other related fees (e.g., Class A shares for different Products or funds that have different sales compensation structures). For the avoidance of doubt, as an example of the foregoing, the Parties agree that any more favorable compensation or economic inducement or benefit shall not have occurred if a Covered Product and such competitive Product that have the same pricing structure, and members of such Sales Force are entitled to varying dollar amounts of compensation as a result of the application of such pricing structure’s breakpoints to different purchase amounts or the application of different payout ratios among the members of such Sales Force in accordance with the predetermined formula for payout ratio to the sales resulting from such purchase amounts.

(c) (i) Subject to Requirements of Law and Applicable Standards and Practices and excepting the Yield Support Agreement, during the term of this Agreement, Merrill Lynch expects to maintain its current arrangements with respect to the existing money market funds sponsored or managed by MLIM (which funds are identified on Schedule 4(c) hereto).

(ii) In addition, Merrill Lynch will not implement or execute a business program that is intentionally designed to cause multiple Merrill Lynch customers holding such MLIM money market fund shares to redeem such shares for transfers to bank deposit products of the Merrill Lynch banks.

(d) Notwithstanding the foregoing provisions, in case of a direct or indirect acquisition by Merrill Lynch of the assets or business of another entity engaged in the Distribution of Products whether or not competitive with the applicable Covered Products in the channel in question, (i) no such acquisition will limit or restrict any obligation of any Merrill Lynch Distributor to Distribute Covered Products pursuant to the terms of this Agreement or any Selling Agreement, as applicable, and (ii) at the request of BlackRock, Merrill Lynch shall use all commercially reasonable efforts to cause such newly acquired Merrill Lynch Distributor to Distribute Covered Products on the same basis as set forth in Section 4(a), subject to Requirements of Law, Applicable Standards and Practices and any contractual provisions such acquired business is subject to immediately prior to the execution of the related acquisition agreement (provided that such contractual provision was not entered into in connection with, as a part of or in preparation for, such acquisition).

(e) In the event that BlackRock determines to recommend the merger or combination of any MLIM Product that is a RIC or other pooled investment vehicle with any BlackRock Product that is a RIC or other pooled investment vehicle, such merger or combination shall be, subject to applicable fiduciary duties and applicable Requirements of Law, effected in a manner designed to preserve for each Party the benefits of the economic arrangements set forth in this Section 4 and in any Selling Agreement related to such Products (e.g., commission/share class structure, 12b-l fee, shareholder servicing or subadministration fee and marketing support or other distribution related payments). For the avoidance of doubt, in the event of the merger or combination of any MLIM Product with respect to which BlackRock is required to make such payments under a Selling Agreement into a BlackRock Product with respect to which BlackRock

11

is required to make similar payments at differing rates, BlackRock shall, until the expiration of this Agreement and the existing terms and conditions pertaining to such payments and subject to applicable fiduciary duties and Requirements of Law, make payments at a weighted average rate determined by the ratio of the net asset value of the relevant MLIM Product immediately prior to the merger or combination and the net asset value of the relevant BlackRock Product immediately after the merger or combination immediately after giving effect to the merger or combination. For purposes of any such relevant payments that are asset-based payments, such weighted average rate shall be applied to all assets under management of the BlackRock Product, whether such assets were under management before or are under management after the merger or combination. BlackRock will give reasonable prior notice to Merrill Lynch of such determination to enable the Parties to plan for any such merger or combination.

(f) Notwithstanding the foregoing provisions, in the case of any direct or indirect disposition by Merrill Lynch of all or any substantial portion of the assets or business of any Merrill Lynch Distributor or any Merrill Lynch business or Controlled Affiliate that utilizes Covered Products, Merrill Lynch will use all commercially reasonable efforts to either (i) cause the acquiring party, with BlackRock as a third party beneficiary, to agree to honor the applicable provisions of this Agreement and any Selling Agreements in furtherance hereof for a period of not less than the three years after such disposition or to enter into a separate agreement with BlackRock therefore that is acceptable to BlackRock, or (ii) only enter into a definitive agreement with respect to any such disposition in accordance with the terms of Section 4(h).

(g) Subject to Requirements of Law and to Applicable Standards and Practices, Merrill Lynch agrees to provide BlackRock with prompt notice which shall in no event be less than six months (or such shorter period as to which BlackRock may agree to) prior to implementation of any formal initiative under serious consideration to make any material change to any platform that offers or makes available any Covered Product, or the manner in which any Merrill Lynch Distributor conducts its business, in either case that could reasonably be expected to result in a loss of revenue or business opportunity for BlackRock with respect to such Covered Product. Such change may only be made subject to the terms of Section 4(h) below.

(h) Notwithstanding any other provision of this Agreement, any changes or amendments to economic terms or the manner in which Covered Products are offered through Merrill Lynch or a Merrill Lynch Distributor contemplated by Sections 4(a), or (g) of this Agreement (a “Section 4 Change”) shall only be effected subsequent to the completion of the following procedures designed to ensure economic neutrality for BlackRock:

(i) As soon as practicable, but in no event later than 10 Business Days following a determination to make a Section 4 Change (or sooner if otherwise required pursuant to this Section 4), Merrill Lynch will notify BlackRock of such determination.

(ii) Appropriate senior professionals in the affected business(es) of Merrill Lynch and BlackRock shall negotiate in good faith to reach an agreement within 30 days of such notification on (x) an estimate of the adverse revenue impact to BlackRock of the Section 4 Change (the “Impact Estimate”) and (y) a substitute covered product or other business opportunity to be implemented to compensate BlackRock for such termination (the “Offset Resolution”).

12

(iii) The Parties shall execute a letter of understanding, in the form of Exhibit B, to reflect any Offset Resolution.

(iv) In lieu of an Offset Resolution, Merrill Lynch may elect to pay BlackRock an amount equal to the Impact Estimate multiplied times the average price to revenue ratio for the 60 trading days preceding the notice given pursuant to Section 4(h)(i) (the “Buyback Resolution”). The average price to revenue ratio shall be determined by dividing (x) the average closing price of BlackRock’s common stock as reported by the New York Stock Exchange for the 60 trading days immediately preceding the notice given pursuant to Section 4(h)(i) by (y) BlackRock’s reported revenue for the four quarters immediately preceding the notice.

(v) If an agreement is not reached within 30 days pursuant to Section 4(h)(ii), then corporate officers along with the appropriate business heads or their delegates of each of BlackRock and Merrill Lynch shall negotiate in good faith to reach an agreement within an additional 30 days on the Impact Estimate and the Offset Resolution or Buyback Resolution.

(vi) If an agreement is not reached within the additional 30 days provided pursuant to Section 4(h)(v), then the chief executive officers of Bank of America and BlackRock shall negotiate in good faith to reach an agreement on the Impact Estimate and Offset Resolution or Buyback Resolution within an additional 30 days.

(vii) If the Parties are unable to reach an agreement on the Impact Estimate pursuant to Section 4(h)(vi), within 10 Business Days the Parties shall jointly select a third party accounting firm to determine the Impact Estimate, or, if unable to agree on a third party accounting firm within 10 Business Days, the matter will be submitted to binding arbitration as provided below. The Parties agree to promptly provide all relevant documents and any assistance reasonably requested by the third party accounting firm or arbitrator in connection with its determination of the Impact Estimate. The third party accounting firm or arbitrator shall determine the Impact Estimate within 15 Business Days of its engagement, and such determination shall be final and binding upon the Parties. The cost of such third party accounting firm or arbitrator shall be borne equally by the Parties. Following the 10 Business Days set forth above, the matter of the determination of the Impact Estimate shall be submitted, through notice provided by either Party, to the American Arbitration Association (“AAA”) in accordance with the Commercial Arbitration Rules of the AAA then in effect, except as modified herein. The place of any such arbitration shall be New York, New York. The arbitrator shall be appointed by the AAA in accordance with a listing, striking and ranking procedure, with each Party having a limited number of strikes, excluding strikes for cause. Any arbitration proceedings or decision rendered hereunder and the validity, effect and

13

interpretation of this arbitration agreement shall be governed by the Federal Arbitration Act, 9 U.S.C. § 1 et seq. Promptly following the determination of the Impact Estimate by the third party accounting firm or arbitrator, the Parties shall negotiate in good faith to reach an agreement on an Offset Resolution. In the event an agreement is not reached on an Offset Resolution within 10 Business Days of the determination of the Impact Estimate, the Parties shall implement the Buyback Resolution and shall not implement an Offset Resolution.

(viii) If the Parties reach an agreement on the Impact Estimate, but are unable to reach an agreement on an Offset Resolution pursuant to Section 4(h)(vi), the Parties shall implement the Buyback Resolution within 10 Business Days and shall not implement an Offset Resolution.

(ix) In the event that the Offset Resolution is determined in accordance with paragraphs 4(h)(i)-(vi) exclusively (and not in accordance with Paragraphs 4(h)(iv), (vii) and (viii)), at the request of either Party, during the term of this Agreement, at quarterly intervals first beginning six months after the implementation of an Offset Resolution, one or more of the officers of each Party as listed on Exhibit C (as Exhibit C may be supplemented or changed by such Party from time to time) will meet to evaluate the adverse revenue impact to BlackRock of such Section 4 Change and the actual and then-estimated benefits of any Offset Resolution. In the event that the actual and then-estimated adverse revenue impact to Blackrock is material, the Parties will use commercially reasonable efforts to identify, and Merrill Lynch will implement (or modify), additional changes, opportunities, products, strategies, initiatives and arrangements permitted by Requirements of law and Applicable Standards and Practices to the extent necessary to offset, in all material respects, such adverse revenue impact to BlackRock.

Section 5. Product Availability.

(a) During the term of this Agreement, subject to Requirements of Law and Applicable Standards and Practices, BlackRock shall permit, and shall cause its Controlled Affiliates to permit, each Merrill Lynch Distributor to Distribute, and each such Merrill Lynch Distributor shall have the right to Distribute, any existing Covered Products, on a basis not less favorable than that on which any Merrill Lynch Distributor currently Distributes such Covered Products in the channel in question. For any other Covered Product or range of Covered Products for which a Merrill Lynch Distributor expresses an interest to BlackRock, upon request of such Merrill Lynch Distributor, BlackRock will use all commercially reasonable efforts to cause each Merrill Lynch Distributor to have the right to Distribute such products on a basis not less favorable than that on which any Merrill Lynch Distributor currently distributes comparable Covered Products in the channel in question or other Products that would generally be viewed as competitive with such Covered Product in the channel in question, subject to Requirements of Law and Applicable Standard and Practices. The economic terms will conform with Section 4(a)(ii) and (iv).

(b) Notwithstanding the foregoing provisions, in case of a direct or indirect acquisition by BlackRock of the assets or business of another entity engaged in offering,

14

sponsoring or providing investment advisory or subadvisory services with respect to any Product, (i) no such acquisition will limit or restrict any obligation of BlackRock to provide the Merrill Lynch Distributors the ability to Distribute Covered Products other than the Covered Products of such acquired business pursuant to the terms of this Agreement or any Selling Agreement, as applicable, and (ii) at the request of Merrill Lynch, BlackRock will use all commercially reasonable efforts to cause, subject to Requirements of Law and to Applicable Standards and Practices and any contractual provisions such acquired business is subject to immediately prior to the execution of the related acquisition agreement causing such acquired business to provide the Merrill Lynch Distributors with the ability to Distribute the investment products of such acquired business on the same basis as set forth in Section 5(a).

Section 6. Support.

(a) Merrill Lynch will cause each Merrill Lynch Distributor to provide BlackRock and any of its Affiliates with Access to Merrill Lynch Distributors in connection with the Distribution of the Covered Products covered thereby. For purposes of this Agreement, “Access to Merrill Lynch Distributors” means that Merrill Lynch and the Merrill Lynch Distributors will seek to provide the personnel of BlackRock and its Affiliates the same degree of access to and contact and interaction with the Sales Force and management and the general distribution network, infrastructure and systems of the applicable Merrill Lynch Distributor as provided to MLIM by such Distributor as of the date of the Transaction Agreement, subject to compliance with Requirements of Law, including, but not limited to, contact directly, by telephone and in person, through written materials and electronic mail to such Sales Force and management, and access to certain management information systems and data bases, for purposes of providing or obtaining information, resources, communications, training and education, including, with respect to Covered Products, information regarding sales of Covered Products, market trends and analysis, product development and similar matters relating to the sale of the Covered Products, in all cases subject to the detailed protocol referred to in the next succeeding sentence. For the avoidance of doubt, Merrill Lynch and BlackRock have developed a detailed protocol covering access, identifying any limitations on aspects of existing access required by Requirements of Law and such other matters as the Parties have agreed. Notwithstanding anything contrary in the definition of “Access to Merrill Lynch Distributors” set forth above in this Section 6(a), Merrill Lynch and the Merrill Lynch Distributors will provide the personnel of BlackRock and its Affiliates with the specific support, access and interaction contained in such list as the same may be amended from time to time upon mutual agreement of the Parties. Such detailed protocol includes the terms and conditions of information exchange and system security for all information provided by Merrill Lynch to BlackRock.

(b) BlackRock will and will cause each of its Controlled Affiliates which is a party to a Selling Agreement from time to time to provide to any Merrill Lynch Distributor which then distributes Covered Products under such Selling Agreement Access to BlackRock in connection with the distribution of the Covered Products covered thereby. For purposes of this Agreement, “Access to BlackRock” means that BlackRock will seek to provide personnel of each Merrill Lynch Distributor the same degree of access to and contact and interaction with the employees of BlackRock and its Controlled Affiliates as provided by MLIM and its Controlled Affiliates to personnel of the applicable Merrill Lynch Distributors as of the date of this

15

Agreement, subject to compliance with Requirements of Law and the Applicable Standards and Practices of BlackRock and its Controlled Affiliates, including, but not limited to, contact directly, by telephone (including access to call center facilities as currently exist), through written materials, electronic mail or otherwise for purposes of providing or obtaining information, resources, communications, training and education, including information regarding investment objectives and strategies, portfolio contents and characteristics, performance, outlook, market commentary, product development and similar matters relating to the management and sale of the Covered Products. BlackRock agrees to use commercially reasonable efforts to support the sales of BlackRock Products and provide reasonable sales support for Covered Products.

(c) In order to facilitate the Access to Merrill Lynch Distributors for BlackRock, Merrill Lynch and BlackRock agree, subject to the requirements of Applicable Law, to continue to cooperate to implement a plan for locating certain BlackRock employees in or near branch office locations of Merrill Lynch Distributors, the principal terms of which plan have been agreed to by the Parties.

Section 7. Selling Agreements.

(a) To facilitate operation under this Agreement, BlackRock will, or will cause a Controlled Affiliate of BlackRock to, and Merrill Lynch will cause one or more of the Merrill Lynch Distributors to, enter into, from time to time hereafter with respect to Covered Products created in the future (subject to Section 8(a)), Selling Agreements that implement the terms and conditions of this Agreement or such other agreements, instruments or understandings, not inconsistent with the terms and conditions of this Agreement, that the Parties may otherwise agree, in each case that are otherwise consistent with industry practice, applicable Requirements of Law, Applicable Standards and Practices and the provisions of this Agreement. Subject to applicable Requirements of Law, the Parties agree to cooperate with each other from the date hereof with respect to seeking any approvals that may be required by a board of directors/trustees of any RIC that is a Covered Product.

(b) Subject to applicable Requirements of Law and Applicable Standards and Practices, a Merrill Lynch Distributor that enters into a Selling Agreement with respect to a Covered Product will be entitled to receive compensation (including, as applicable, sales loads and other fees in accordance with applicable rules and regulations of the SEC and FINRA and other Requirements of Law) with respect to the sale of such Covered Product as set forth in Section 4(a) of this Agreement.

(c) BlackRock and Merrill Lynch agree that this Agreement is intended to set out the principal business terms upon which they will enter into Selling Agreements during the term of this Agreement and that nothing in this Agreement creates a Selling Agreement with respect to any product or service.

(d) In the event that the terms of any Selling Agreement conflict with the terms of this Agreement, the terms of this Agreement will control for purposes of the Selling Agreement.

16

Section 8. New BlackRock Products.

(a) At any time during the term of this Agreement, subject to the Applicable Standards and Practices and to Requirements of Law, Merrill Lynch will, upon notice from BlackRock, use all commercially reasonable efforts to provide Distribution services and Access to Merrill Lynch Distributors with respect to any BlackRock Product introduced after the date hereof on the terms as provided by Section 4(a). In connection with the exercise of such right by BlackRock, such Merrill Lynch Distributors will enter into in accordance with Section 7 or amend in accordance with Section 18 one or more Selling Agreements.

(b) Neither Merrill Lynch nor any Merrill Lynch Distributor may require BlackRock or any of its Affiliates, and BlackRock and its Affiliates will not be required to, offer any new Covered Product. In addition, neither Merrill Lynch nor any Merrill Lynch Distributor will have the right to limit BlackRock or any of its Affiliates from developing or launching any new Covered Products.

Section 9. Trademarks.

(a) Merrill Lynch hereby grants to BlackRock a non-exclusive, nontransferable, world wide limited license to use the marks set forth on Exhibit D (the “Merrill Lynch Licensed Marks”) for use solely in connection with the sale and distribution of certain designated MLIM Products (set forth on Exhibit D and any other products mutually agreed by Merrill Lynch and BlackRock from time to time) for the term of this Agreement. The foregoing license is conditioned upon conformance by BlackRock with any reasonable written usage guidelines provided by Merrill Lynch from time to time, which may include matters such as the appearance, placement, attribution requirements, approvals for advertising and other published materials, and association with other marks, with respect to any of the Merrill Lynch Licensed Marks and upon BlackRock’s adherence to quality control standards for the provision of goods and services in connection with the Merrill Lynch Licensed Marks that Merrill Lynch notifies to BlackRock in writing.

(b) BlackRock hereby grants to Merrill Lynch a non-exclusive, nontransferable, world wide limited license to use the marks set forth on Exhibit E (the “BlackRock Licensed Marks”) in connection with the sale and distribution of certain designated BlackRock Products set forth on Exhibit E and any other products mutually agreed by Merrill Lynch and BlackRock from time to time for the term of this Agreement. The foregoing license is conditioned upon conformance by Merrill Lynch with any usage guidelines provided by BlackRock from time to time, which may include matters such as the appearance, placement, attribution requirements, approvals for advertising and other published materials, and association with other marks, with respect to any of the BlackRock Licensed Marks and upon Merrill Lynch’s adherence to quality control standards for the provision of goods and services in connection with the BlackRock Licensed Marks that BlackRock notifies to Merrill Lynch in writing.

(c) Each Party reserves the right to terminate all or any of the licenses granted in Sections 9(a) and (b) above with respect to any mark and/or any jurisdiction in which it is used in the event that it determines in its reasonable discretion that (i) use by the other party results in

17

(A) a breach or violation of Applicable Law, (B) dilution, tarnishment or any other damage to the marks (or goodwill associated therewith) licensed by such Party hereunder, as determined in the reasonable discretion of the Party granting the license, or (C) a royalty being payable or reasonably likely to be payable to a third party or (ii) the other party has (A) violated any of the conditions of use contained in Section 9(a) or (b), respectively, (B) in any way impuned, diluted, tarnished or damaged the ownership by such party or goodwill in any of the marks licensed by such Party, including without limitation, by claiming ownership of such marks or any confusingly similar mark or using any of such marks in a manner not authorized under this Agreement or other written agreement between the Parties or makes any use whatsoever of any confusingly similar marks. Such termination shall be subject to notice and the ability to cure only to the extent that the licensing party in its sole discretion, deems appropriate after giving regard to the reason for termination.

EACH PARTY HEREBY DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ALL WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT AND THE LIKE TO THE EXTENT PERMITTED UNDER ANY APPLICABLE LAW; AND THE LICENSES GRANTED UNDER THIS AGREEMENT ARE GRANTED ON AN “AS IS” BASIS, AND EACH PARTY ASSUMES ALL RISKS OF USING THE OTHER PARTY’S MtS.

Section 10. Other Agreements.

(a) Each Party shall be responsible for complying with all applicable Requirements of Law then in effect in carrying out such Party’s obligations under this Agreement.

(b) Each Party will disclose, and will cause its Affiliates to disclose, any information concerning this Agreement and the arrangements contemplated by this Agreement to its customers to the extent required by any Requirement of Law and any applicable obligations to customers.

(c) During the term of this Agreement, each Party shall be entitled to review in advance and comment on any public disclosure that the other Party or any of its Affiliates may propose to make regarding this Agreement, any other understandings between the Parties with respect to the arrangements contemplated hereby or the performance by a Party or any of its Affiliates of the provisions of this Agreement, including in any reports or other filings to be made by either Party under the federal securities laws.

(d) BlackRock and Merrill Lynch will establish and maintain a committee consisting of senior representatives of BlackRock and its Controlled Affiliates, on the one hand, and Merrill Lynch Distributors, on the other hand, to coordinate implementation of the distribution and access provisions of Sections 4 through 10 of this Agreement. Such committee shall meet quarterly or at such other periods as Merrill Lynch and BlackRock may agree and seek to refine the application of the principles and agreements set forth herein, to resolve issues and disputes arising hereunder and to seek ways of working together to enhance the business of each Party. Such committee shall operate by consensus insofar as possible and its determinations shall be implemented by the Parties and their Affiliates only to that extent.

18

(e) Subject to applicable Requirements of Law, upon Merrill Lynch’s request, BlackRock will cooperate with any efforts by Merrill Lynch to seek approval by the board of directors or trustees of those BlackRock Products that are RICs that one or more Merrill Lynch Distributors identified by Merrill Lynch be appointed to act as an additional principal underwriter of such products.

(f) Merrill Lynch will, and will cause the Merrill Lynch Distributors, upon BlackRock’s request, to use reasonable best efforts to make available to BlackRock and its Affiliates any information regarding agreements and arrangements for the Distribution of then existing MLIM Products.

Section 11. Confidentiality.

(a) Each Party shall keep confidential, and use its reasonable best efforts to cause its Controlled Affiliates and their officers, directors, employees and advisors to keep confidential, all Confidential Information in its possession provided by the other party hereto relating to Merrill Lynch and its Affiliates and BlackRock and its Affiliates, except (i) as required by a Requirement of Law, (ii) for information that is or becomes known or available to the public at the time of disclosure, or thereafter becomes known to the public other than as a result of a breach of this Section 11(a) or (iii) for information that is or was received from a third party that, to the knowledge of such Party to this Agreement, is or was (at the relevant time) not in breach of a confidentiality obligation with regard to such information.

(b) Inasmuch as any breach of this Section 11 may result in immediate and irreparable injury, it is recognized and agreed that each of the Parties shall be entitled to equitable relief, including injunctive relief and specific performance, without any requirement for the posting of bond.

(c) BlackRock and Merrill Lynch have developed the terms and conditions applicable to BlackRock’s receipt and use of personal information of any individual and to the extent changes are required pursuant to the terms hereof, the Parties shall work together to revise such terms and conditions.

Section 12. Effectiveness; Duration and Termination of this Agreement.

(a) This Agreement will become effective as of the date hereof and will have an initial term ending on January 1, 2014. After such initial term, unless otherwise agreed by the Parties, this Agreement shall automatically renew, so long as all of the following conditions apply, for one additional three-year term and, thereafter, for such annual or other periods as the Parties may agree:

(i) None of BlackRock’s investment adviser subsidiaries or BlackRock’s registered broker-dealer subsidiaries involved in the management or distribution of any RIC that is a Covered Product is subject to a statutory disqualification from serving as investment adviser or principal underwriter to a RIC pursuant to Section 9(a) or 9(b) of the 1940 Act for which an exemption with respect to such Covered Product is not available or has not been obtained;

19

(ii) None of BlackRock’s investment adviser subsidiaries is subject to revocation of its registration as, or otherwise is ineligible to serve as, an investment adviser pursuant to Section 203 of the Advisers Act for which an exemption with respect to such Covered Product is not available or has not been obtained;

provided, however, that provisions (a)(i) and (a)(ii) shall not apply to any such disqualification or revocation resulting from acts by Merrill Lynch, its Affiliates or employees prior to Closing; and

(iii) There has been no Change of Control of BlackRock.

If at any time after the initial term, any one of the above conditions is not met, Merrill Lynch will have the right to terminate this Agreement upon written notice to BlackRock.

(b) Notwithstanding the foregoing, (i) the termination of this Agreement will not (A) reduce or curtail the term of any Selling Agreement that extends beyond the end of the term of this Agreement or (B) prejudice or otherwise affect any rights or obligations of any Person existing at the time of such termination under the terms of any Selling Agreement in force as of the date hereof or entered into hereunder and (ii) the provisions of Sections 1, 11, 12(b) and 13 through 21 shall survive termination of this Agreement.

Section 13. Relationship Between the Parties.

Nothing contained in this Agreement will be deemed to be construed by the Parties or any third party as creating a partnership, an agency relationship or joint venture between the Parties or any of their respective employees, representatives or agents.

Section 14. Assignment.

No Party may assign or transfer all or part of its rights or obligations under this Agreement without the prior written consent of the other Party, and any purported assignment without such consent will be void; provided, that such prior written consent will not be required in the event that BlackRock or Merrill Lynch sells, transfers, divests or otherwise disposes of all or substantially all of its business to one or more of its Controlled Affiliates. This Agreement shall be binding on the successors and permitted assigns of each Party hereto; provided, that dispositions of assets or entities to unaffiliated third parties representing in any particular transaction or series of directly related transactions of not more than 20% of assets under management in the case of BlackRock or 20% of Sales Force in the case of Merrill Lynch may be made free from the foregoing limitations if in the case of Merrill Lynch made in accordance with the terms of Section 4(h).

Section 15. Costs and Expenses.

Except as otherwise provided herein, each Party agrees to bear its own costs and other expenses incurred by it in connection with the negotiation, preparation or performance of the obligations set out in this Agreement.

20

Section 16. Severability.

Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

Section 17. Entire Agreement.

This Agreement, the Transaction Agreement and the Selling Agreements represent the entire understanding between the Parties in relation to the matters contemplated by this Agreement and supersede all prior discussions and agreements among the Parties with respect to the subject matter of this Agreement.

Section 18. Application of Agreement.

None of the arrangements provided for in Section 4,5,6,7 or 8 of this Agreement shall apply to any activities of Merrill Lynch or its Affiliates as a clearing broker or similar activities for other broker-dealers, banks or other financial intermediaries or their clients.

Section 19. Amendments and Waivers.

No amendment to this Agreement will be effective unless it is in writing and signed by each Party. Any failure of a Party to comply with any obligation, covenant, agreement or condition contained in this Agreement may be waived by the Party entitled to the benefits of the provision only by a written instrument duly executed and delivered by the Party granting the waiver, but the waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition will not operate as a waiver of, or estoppel with respect to, any subsequent or other failure of compliance.

Section 20. Notices.

All notices and other communications hereunder shall be in writing in the English language and shall be addressed as follows (or at such other address for a party as shall be specified by like notice):

If to BlackRock:

BlackRock, Inc.

Park Avenue Plaza

55 East 52nd Street

New York, NY 10055

Fax: (212) 810-8787

Attention: Ms. Susan Wagner

21

With copies to:

BlackRock, Inc.

40 East 52nd Street

New York, NY 10022

Fax: (212) 810-3744

Attention: Robert P. Connolly, Esq.

and

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, New York 10036

Fax: (212) 735-2000

Attention: Richard Prins, Esq.

If to Merrill Lynch:

Merrill Lynch & Co., Inc.

19th floor

One Bryant Park

New York, New York 10036

Fax: 617-341-5753

Attention: R. Scott Henderson, Esq.

All such notices or communications shall be deemed to have been delivered and received: (a) if delivered in person, on the day of such delivery, (b) if by fax, on the day on which such fax was sent, provided that receipt is personally confirmed by telephone, (c) if by certified or registered mail (return receipt requested), on the seventh Business Day after the mailing thereof or (d) if by reputable overnight delivery service, on the second Business Day after the sending thereof. Each notice, written communication, certificate, instrument and other document required to be delivered under this Agreement shall be in the English language, except to the extent that such notice, written communication, certificate, instrument and other document is required by Applicable Law to be in a language other than English.

Section 21. Governing Law.

THIS AGREEMENT, THE LEGAL RELATIONS BETWEEN THE PARTIES AND THE ADJUDICATION AND THE ENFORCEMENT THEREOF, SHALL BE GOVERNED BY AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED WHOLLY WITHIN THAT JURISDICTION.

Section 22. Consent to Jurisdiction.

Each party to this Agreement, by its execution hereof, (a) hereby irrevocably submits to the non-exclusive jurisdiction of the State Courts of the State of New York, New

22

York County or the United States District Court located in the State of New York, New York County for the purpose of any and all actions, suits or proceedings arising in whole or in part out of, related to, based upon or in connection with this Agreement or the subject matter hereof, (b) hereby waives to the extent not prohibited by Applicable Law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such action brought in one of the above-named courts should be dismissed on grounds of forum non conveniens, should be transferred to any court other than one of the above-named courts, or should be stayed by reason of the pendency of some other proceeding in any other court other than one of the above-named courts, or that this Agreement or the subject matter hereof may not be enforced in or by such court and (c) hereby agrees not to commence any such action other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action to any court other than one of the above-named courts whether on the grounds of inconvenient forum or otherwise. Each party hereby (i) consents to service of process in any such action in any manner permitted by New York law; (ii) agrees that service of process made in accordance with clause (i) or made by registered or certified mail, return receipt requested, at its address specified pursuant to Section 18, shall constitute good and valid service of process in any such action and (iii) waives and agrees not to assert (by way of motion, as a defense, or otherwise) in any such action any claim that service of process made in accordance with clause (i) or (ii) does not constitute good and valid service of process.

[Remainder of Page Intentionally Left Blank.]

23

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written. This Agreement may be executed by the parties hereto in any number of counterparts, all of which will constitute one and the same instrument.

MERRILL LYNCH & CO., INC.

By:	/s/ Sallie Krawcheck
	Name:	Sallie Krawcheck
	Title:	President Global Wealth and Investment Management

BLACKROCK, INC.

By:	/s/ Daniel R. Waltcher
	Name:	Daniel R. Waltcher
	Title:	Managing Director &
Deputy General Counsel

24

SCHEDULE A

TO THE GLOBAL DISTRIBUTION AGREEMENT

[None.]

SCHEDULE 4(c)

TO THE GLOBAL DISTRIBUTION AGREEMENT

(Money Market Funds)

BIF Tax-Exempt Fund

BIF Multi-State Municipal Series Trust

BIF Arizona Municipal Money Fund

BIF California Municipal Money Fund

BIF Connecticut Municipal Money Fund

BIF Florida Municipal Money Fund

BIF Massachusetts Municipal Money Fund

BIF Michigan Municipal Money Fund

BIF New Jersey Municipal Money Fund

BIF New York Municipal Money Fund

BIF North Carolina Municipal Money Fund

BIF Ohio Municipal Money Fund

BIF Pennsylvania Municipal Money Fund

BIF Money Fund

BIF Treasury Fund

BIF Government Securities Fund

BBIF Government Securities Fund

BBIF Money Fund

BBIF Tax-Exempt Fund

BBIF Treasury Fund

Ready Assets Prime Money Fund

Retirement Reserves Money Fund

Ready Assets U.S. Treasury Money Fund

Ready Assets U.S.A. Government Money Fund

FFI Government Fund

FFI Treasury Fund

FFI Institutional Tax-Exempt Fund

FFI Premier Institutional Fund

FFI Institutional Fund

FFI Select Institutional Fund

BlackRock Summit Cash Reserves Fund

[*] Indicates that portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Such portions have been omitted pursuant to a request for confidential treatment.

EXHIBIT A

Summary of Current Terms

12/15/2010

Notes:

(1)	As referenced in Section 4(a)(i) of the Global Distribution Agreement, the following summary of current terms does not include certain Technology and Leadership & Talent Management related costs which are covered under other arrangements.

(2)	All fees associated with subaccounting and transfer agency services will be covered in the Financial Services and Transfer Agency agreements.

	ML Agreements with MLIM				ML Agreements with BlackRock
Product	Standard / MLIM Specific Arrangement	Description			Standard / BlackRock Specific Arrangement	Description
Wealth Diversified Portfolios (MLTC)		A separate legal agreement between MLTC and BlackRock will define the reimbursement from MLTC to BlackRock for WDP accounts invested in the BlackRock Managed Account Series (“MACS”) funds. As these funds are ‘no-fee’ pools, all related fund expenses are charged to the investment manager, BlackRock. These fund expenses include, but are not limited to, shareholder/financial report printing, accounting, pricing, custodian, transfer agent, and board meeting fees. MLTC agrees to reimburse BlackRock for both portfolio management and fund related expenses based on the cost of providing these services. MLTC will rebate BlackRock for their management costs provided those rebates are equal to or less than fees previously rebated to clients. Currently four (4) funds exist, with agreed reimbursement rates of:

		Fund	TICKER	REBATE BPS
		GLOBAL SMALL CAP PORTFOLIO	MGCSX	[*]
		MID CAP VALUE OPPORTUNITIES PORTFOLIO	MMCVX	[*]
		HIGH INCOME PORTFOLIO	MHINX	[*]

If additional funds are added, cost reimbursement between MLTC and BlackRock will be reviewed and agreed under a similar calculation method.

[*] Indicates that portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Such portions have been omitted pursuant to a request for confidential treatment.

	ML Agreements with MLIM		ML Agreements with BlackRock
Product	Standard / MLIM Specific Arrangement	Description	Standard / BlackRock Specific Arrangement	Description
General

Annual BlackRock mailing

BlackRock will continue to provide an annual mailing to clients, which includes the prospectus. To the extent that BlackRock terminates or materially alters such procedure, then BlackRock will reimburse Merrill Lynch for its incremental costs, including postage, suppression assessment and handling costs.

Consults/UMA	Standard

Within the current Consults/UMA platforms, BlackRock is paid on the same fee schedule as other Investment Managers and subject to existing MFN language in the Consults contract. For future separate account platforms BlackRock will be paid a negotiated rate that may differ from rates paid to other Investment Managers.

The current rates:

CDP a blended rate based upon the below assets class fees

U.S. Large Cap Equity [*]

Multi-Strategy Fixed [*]

U.S. Equity Small Cap [*]

Taxable/Municipal Fixed Income [*]

Global/International Equity [*]

U.S. Equity SMID Cap [*]

U.S. Equity Midcap [*]

U.S. Equity All Cap [*]

Convertibles [*]

For any BlackRock mutual fund held within Consults, treatment of BlackRock fees are subject to applicable standards and practices and the Requirements of Law.

Private Investors	BlackRock

(1) BlackRock pays GPC [*]% of PCs issued.

(2) BlackRock pays ML [*]% of gross revenue for Private Investors Americas business

Note: items #1 and #2 above will be recorded as revenue.

In addition, BlackRock reimburses GPC’s Professional Alliance Group (“PAG”) in perpetuity at the rate of [*]% of PCs for accounts referred by them. The [*]%

reimbursement represents [*]% of the hard dollar payout to the PAG members.

BlackRock PI will pay for the production support, CRC reporting and printing based on actual costs incurred for Private Investors accounts. ML to provide invoices with backup to support these charges.

[*] Indicates that portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Such portions have been omitted pursuant to a request for confidential treatment.

	ML Agreements with MLIM		ML Agreements with BlackRock
Product	Standard / MLIM Specific Arrangement	Description	Standard / BlackRock Specific Arrangement	Description
Private Investors (MLTC)	BlackRock

A separate legal agreement between MLTC and BlackRock (dual employee contract) defines the exact reimbursement calculation and thus payment from

MLTC to BlackRock for Trust accounts invested in the BlackRock PI platform.

Base payment will be $[*] flat with an inflation adjuster. Parties to discuss any significant changes to the business or cost structure of running MLTC assets over the next two years.

Private Investors EMEA (MLPM)	BlackRock

Wrap Fee Income: GWM receive [*]% of fees arising on AUM managed directly by a PI RM, including those invested in BLK funds which are managed by a PI RM

MLPM investing in BlackRock Funds

For fund ranges such as BGF, BSF, BFM, ICS and single strategy hedge funds - standard terms between GWM and BlackRock apply

PI funds:

PI directly managed funds: [*]% to GWM

BLK managed Funds: [*]/[*] revenue share for GWM/BlackRock

Segregated Accounts

BlackRock managed Sainsbury accounts share revenue with MLPM at [*]% from Jul 2010 to Jun 2011, [*]% from July 2011 to Jun 2012, [*]% from Jul 2012 to Jun 2013 and [*] thereafter.

ISA Funds: Management Fees = [*]/[*] revenue split between GPC/BlackRock

Performance Fees = [*]% to BlackRock

Unit Dealing = [*]% to BlackRock

Where appropriate, the revenue share arrangement is based on the underlying clean fees (client exception pricing) - [ie any rebate is shared in the proportions noted above]

Strategic Asset Allocation Framework and Investment Models and Related Services Terms are effective for a period of 5 years from 1st September 2009. Merrill Lynch pays BLK £[*] per year for these services

[*] Indicates that portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Such portions have been omitted pursuant to a request for confidential treatment.

	ML Agreements with MLIM		ML Agreements with BlackRock
Product	Standard / MLIM Specific Arrangement	Description	Standard / BlackRock Specific Arrangement	Description
These services are defined in detail in the BLK MLPM Services Agreement dated September 29, 2006 and amended with effect from Sep 1, 2009

Mutual Funds (Domestic Funds, Retail)	Standard

Marketing Services & Support:

Retail Fund Distribution: consistent with the Merrill Lynch Selected Dealer agreement, BlackRock will compensate Merrill Lynch in connection with purchases made for or by our customers. The applicable portion of any sales charge and dealer concession/advance commission payable to ML for the sales of each class of shares will be in an amount as set forth in the then current prospectus or statement of additional information of the fund.

• The New Sales fee structure is structured as follows:

-- [*] bp Gross sales (Non-Municipal, Non-Level Load and Non-NAV front load) for existing BlackRock funds

-- [*] bp Gross sales of Municipal and Level Load for existing BlackRock funds

-- [*] bp Gross sales of Retail NAV Front Load for existing BlackRock funds

-- Fund shares held in retirement accounts or other benefit accounts under the record keeping management of Merrill Lynch and shares held through investment advisory programs are [*]

•   Asset Based Fee (Benchmark Fee) -- BlackRock only is structured as follows:

-- [*]

-- Fund shares held in retirement accounts or other benefit accounts under the record keeping management of Merrill Lynch and shares held through investment advisory programs are [*]

For BlackRock Mutual Funds and ishare positions held in ERISA/IRA accounts within [*] fees associated with those BlackRock Mutual Fund and ishare positions are [*]

“In the event of the merger or combination of any BlackRock Product with respect to which BlackRock is required to make such payments under a Selling Agreement, into a BlackRock

Standard

Marketing Services & Support:

Retail Fund Distribution: consistent with the Merrill Lynch Selected Dealer agreement, BlackRock will compensate Merrill Lynch in connection with purchases made for or by our customers. The applicable portion of any sales charge and dealer concession/advance commission payable to ML for the sales of each class of shares will be in an amount as set forth in the then current prospectus or statement of additional information of the fund.

• The New Sales fee structure is structured as follows:

-- [*] bp Gross sales for existing BlackRock funds

-- Fund shares held in retirement accounts or other benefit accounts under the record keeping management of Merrill Lynch and shares held through investment advisory programs are [*]

• Asset Based Fee (Positions Held Greater than [*] fee) -- BlackRock only is structured as follows:

-- For BlackRock, not cover by merger element in Benchmark section

-- [*]

-- Fund shares held in retirement accounts or other benefit accounts under the record keeping management of Merrill Lynch and shares held through investment advisory programs are [*]

“In the event of the merger or combination of any BlackRock

[*] Indicates that portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Such portions have been omitted pursuant to a request for confidential treatment.

	ML Agreements with MLIM		ML Agreements with BlackRock
Product	Standard / MLIM Specific Arrangement	Description	Standard / BlackRock Specific Arrangement	Description
		Product with respect to which BlackRock is required to make similar payments at differing rates, BlackRock shall, until the expiration of this Agreement and the existing terms and conditions pertaining to such payments and subject to applicable fiduciary duties and Requirements of Law, make payments at a weighted average rate determined by the ratios of the net asset value of the BlackRock Product subject to the relevant payments in question immediately prior to the merger or combination and the net asset value of the BlackRock Product subject to the relevant payments immediately after the merger or combination. For purposes of any such relevant payments that are asset-based payments, such weighted average rate shall be applied to assets under management of the relevant Product, whether acquired before or after the merger or combination. BlackRock will give reasonable prior notice to Merrill Lynch of such determination to enable the Parties to plan for any such merger or combination.		Product with respect to which BlackRock is required to make such payments under a Selling Agreement, into a BlackRock Product with respect to which BlackRock is required to make similar payments at differing rates, BlackRock shall, until the expiration of this Agreement and the existing terms and conditions pertaining to such payments and subject to applicable fiduciary duties and Requirements of Law, make payments at a weighted average rate determined by the ratios of the net asset value of the BlackRock Product subject to the relevant payments in question immediately prior to the merger or combination and the net asset value of the BlackRock Product subject to the relevant payments immediately after the merger or combination. For purposes of any such relevant payments that are asset-based payments, such weighted average rate shall be applied to assets under management of the relevant Product, whether acquired before or after the merger or combination. BlackRock will give reasonable prior notice to Merrill Lynch of such determination to enable the Parties to plan for any such merger or combination.
Mutual Funds (NextGen 529 Program)

•      [*] bp distribution fee on the average daily assets invested in BlackRock assets in the plan
-- BlackRock will continue to pay this fee

•      [*].

•      [*] bps Processing/recordkeeping fee on the average daily assets invested in BlackRock assets
-- Board has approved that expenses will be passed along to shareholders

•      BlackRock will retain [*] bps on the NextGen Cash Allocation Account with the remainder of the management fees being paid to Merrill Lynch.

•      Cash Allocation account fee waiver - If fees are waived within the account, the hierarchy of those waivers is outlined in the “Yield Support Amendment”.

[*] Indicates that portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Such portions have been omitted pursuant to a request for confidential treatment.

	ML Agreements with MLIM		ML Agreements with BlackRock
Product	Standard / MLIM Specific Arrangement	Description	Standard / BlackRock Specific Arrangement	Description

ETF iShares Processing Fee – BlackRock agrees to a fixed amount on a quarterly basis based on the amount invested in iShares in the program as follows:

•       If investment in ETFs is < $[*] – BlackRock agrees to pay $[*] quarterly

•       If investments in ETFs is equal to or greater than $[*], but less than $[*] – BlackRock agrees to pay $[*] quarterly; plus

•       An additional $[*] quarterly for each full and fractional increment of $[*] by which the amount invested exceeds $[*].

BlackRock Ohio 529 Program		BLK will pay Merrill Lynch approximately $[*] annually to cover marketing and administrative expenses. This amount will be re-visited annually as per agreement.

UK Registered Fund Administration:

UK registered fund sub accounting

Fees shall be paid to FDS on the following basis:

[*] bps per year on AUM or $[*] per year, whichever is higher

The terms and conditions of this arrangement are defined in the “FDS Fund Administration Agreement” dated April 2004 and amended in May 2008

The parties may waive the above referenced fee structure in the event of a material regulatory, taxing authority or any legal driven mandate, The parties will look to negotiate, in good faith, a fee structure that reflects an equitable solution to such facts and circumstances of such mandate.

All such fees shall be invoiced monthly in arrears by FDS and shall be payable promptly on receipt by BlackRock (Channel Islands)

Mutual Funds (Domestic Funds, [*])	BlackRock

REVENUE SHARING AGREEMENT IS UNDER REVIEW DUE TO THE CHANGES IN BLACKROCK MENU REQUIREMENTS ALREADY IMPLEMENTED

[*].

All funds are classified as either Equity Enhanced (management fees over [*]%), Equity

[*] Indicates that portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Such portions have been omitted pursuant to a request for confidential treatment.

	ML Agreements with MLIM		ML Agreements with BlackRock
Product	Standard / MLIM Specific Arrangement	Description	Standard / BlackRock Specific Arrangement	Description
Standard (management fees of [*]% or less), Fixed Income or Passive.

[*] is to receive the fixed basis points by category shown below with BlackRock retaining the residual fees.

Share Class I: Equity Enhanced [*] bps Equity Standard [*] bps Fixed Income [*] bps Passive [*] bps

Share Class A: Equity Enhanced [*] bps Equity Standard [*] bps Fixed Income [*] bps Passive [*] bps

Share Class B: Equity Enhanced [*] bps Equity Standard [*] bps Fixed Income [*] bps

Share Class C: Equity Enhanced [*] bps Equity Standard [*] bps Fixed Income [*] bps

Share Class R: Equity Enhanced [*] bps Equity Standard [*] bps Fixed Income [*] bps

[*] Indicates that portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Such portions have been omitted pursuant to a request for confidential treatment.

	ML Agreements with MLIM		ML Agreements with BlackRock
Product	Standard / MLIM Specific Arrangement	Description	Standard / BlackRock Specific Arrangement	Description
MLIM/BLK will continue to reimburse RG on an monthly basis for the cost of prospectus mailings related to recordkept retirement clients.”

The purpose of this schedule is to calculate the annual adjustment required to be made to credit [*] if for ease of calculation, the MLIM agreement is applied to ALL [*] starting in October, 2006.

[*] Indicates that portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Such portions have been omitted pursuant to a request for confidential treatment.

	ML Agreements with MLIM												ML Agreements with BlackRock
Product	Standard / MLIM Specific Arrangement	Description											Standard / BlackRock Specific Arrangement	Description
BPs To [*]
			AUM		MLIM Agreement		BLK Agreement		Difference		Annual Credit Due BLK
Share Class I:
		Equity Enhanced	[	*]	[	*]	[	*]	[	*]	[	*]
		Fixed Income	[	*]	[	*]	[	*]	[	*]	[	*]

Share Class A:
		Equity Enhanced	[	*]	[	*]	[	*]	[	*]	[	*]
		Equity Standard	[	*]	[	*]	[	*]	[	*]	[	*]
		Fixed Income	[	*]	[	*]	[	*]	[	*]	[	*]

Share Class B:
		Equity Enhanced	[	*]	[	*]	[	*]	[	*]	[	*]
		Equity Standard	[	*]	[	*]	[	*]	[	*]	[	*]
		Fixed Income	[	*]	[	*]	[	*]	[	*]	[	*]

Standard Class C:
		Equity Enhanced	[	*]	[	*]	[	*]	[	*]	[	*]
		Equity Standard	[	*]	[	*]	[	*]	[	*]	[	*]
		Fixed Income	[	*]	[	*]	[	*]	[	*]	[	*]
			[	*]							[	*]

Collective Trusts

(1)      Total Expense Ratio and [*] Revenue Share for the Actively Managed Trusts reflect the contract for the [*] Collective Trust Alliance which includes outside asset managers and trustees. We believe these TOEs and Rev share are fair and equitable.

(2)      MLTC/MLBUSA revenue share arrangements were historically based on limited trustee

[*] Indicates that portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Such portions have been omitted pursuant to a request for confidential treatment.

	ML Agreements with MLIM						ML Agreements with BlackRock
Product	Standard / MLIM Specific Arrangement	Description					Standard / BlackRock Specific Arrangement	Description

services. In this regard, significant revenue has been passed back to BlackRock for trading, legal and other services. Trustee services were significantly broadened in 2009 in connection with Bank of America, N.A. replacing MLTC/MLBUSA as trustee. This included trustee and product support functions migrating from BlackRock to the Bank in 2009 and thereafter. Suggested future BANA fees should assume full trustee services.

(3) Total Expense Ratio to the client of the Passive trusts is shown net of reimbursement. Actual expenses may have been higher

(4) Suggested Trust Costs based on existing assets in product CT’s

(5) Suggested [*] Revenue Share based on TOE less Suggested Trust Fee and BlackRock Fee

		Name of Collective Trust bps	[*] Rev Share bps (1)		BlackRock Rev Share
			All assets		All assets
BlackRock – Passive Trusts
		ML Aggregate Bond Index Trust Tier 1	[	*]	[	*]
		ML Aggregate Bond Index Trust Tier 6	[	*]	[	*]
		ML Aggregate Bond Index Trust Tier 8	[	*]	[	*]
		ML Aggregate Bond Index Trust Tier 9	[	*]	[	*]

		ML Equity Index Trust Tier 1	[	*]	[	*]
		ML Equity Index Trust Tier 2	[	*]	[	*]
		ML Equity Index Trust Tier 4	[	*]	[	*]
		ML Equity Index Trust Tier 10	[	*]	[	*]
		ML Equity Index Trust Tier 12	[	*]	[	*]
		ML Equity Index Trust Tier 13	[	*]	[	*]

		ML Extended Market Index Tier #1	[	*]	[	*]
		ML Extended Market Index Tier #TBD Not –Yet Active	[	*]	[	*]
		ML Extended Market Index Tier #TBD Not –Yet Active	[	*]	[	*]
		ML Extended Market Index Tier #TBD Not –Yet Active	[	*]	[	*]

		ML International Index Trust Tier #1	[	*]	[	*]
		ML International Index Trust Tier #2	[	*]	[	*]
		ML International Index Trust Tier #4	[	*]	[	*]

[*] Indicates that portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Such portions have been omitted pursuant to a request for confidential treatment.

	ML Agreements with MLIM						ML Agreements with BlackRock
Product	Standard / MLIM Specific Arrangement	Description					Standard / BlackRock Specific Arrangement	Description
		ML International Index Trust Tier #5	[	*]	[	*]

		ML Large Cap Growth Index Trust Tier# TBD-Not Yet Active	[	*]	[	*]
		ML Large Cap Growth Index Trust Tier 3	[	*]	[	*]
		ML Large Cap Growth Index Trust Tier# TBD-Not Yet Active	[	*]	[	*]
		ML Large Cap Growth Index Trust Tier# TBD-Not Yet Active	[	*]	[	*]

		ML Large Cap Index Trust Tier #1	[	*]	[	*]
		ML Large Cap Index Trust Tier #2	[	*]	[	*]
		ML Large Cap Index Trust Tier #4	[	*]	[	*]
		ML Large Cap Index Trust Tier #3	[	*]	[	*]
		ML Large Cap Growth Index Tier# TBD-Not Yet Active	[	*]	[	*]

		ML Large Cap Value Index Trust Tier# TBD-Not Yet Active	[	*]	[	*]
		ML Large Cap Value Index Trust Tier#2	[	*]	[	*]
		ML Large Cap Value Index Trust Tier# TBD-Not Yet Active	[	*]	[	*]
		ML Large Cap Value Index Trust Tier# TBD-Not Yet Active	[	*]	[	*]

		ML Mid Cap Index Trust Tier 1	[	*]	[	*]
		ML Mid Cap Index Trust Tier 2	[	*]	[	*]
		ML Mid Cap Index Trust Tier 3	[	*]	[	*]
		ML Mid Cap Index Trust Tier 4	[	*]	[	*]

		ML Small Cap Index Trust Tier 1	[	*]	[	*]
		ML Small Cap Index Trust Tier 5	[	*]	[	*]
		ML Small Cap Index Trust Tier 6	[	*]	[	*]
		ML Small Cap Index Trust Tier 7	[	*]	[	*]

		Aggregate Bond Index Tier 2	[	*]	[	*]
		Aggregate Bond Index Tier 5	[	*]	[	*]
		Aggregate Bond Index Tier 7	[	*]	[	*]

		Enhanced International Tier 5	[	*]	[	*]
		Enhanced International Tier 8	[	*]	[	*]

		Enhanced S&P 500 Series Tier 1	[	*]	[	*]

[*] Indicates that portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Such portions have been omitted pursuant to a request for confidential treatment.

	ML Agreements with MLIM				ML Agreements with BlackRock
Product	Standard / MLIM Specific Arrangement	Description			Standard / BlackRock Specific Arrangement	Description
		Enhanced S&P 500 Series Tier 3	[*]	[*]

		Enhanced Small Cap Tier 1	[*]	[*]

		S&P 500 Index Tier 1	[*]	[*]

		Small Cap Index Tier 2	[*]	[*]
		Small Cap Index Tier 2	[*]	[*]

RPT		BlackRock is waiving [*]% of it’s fees for the [*].

Open CIT items include

A number of CIT-related issues with financial implications requiring a negotiated settlement exist, including:

•      [*] for related to FFI Government position used as a sweep vehicle for EIT. $[*] owed to ML;

•      Active CIT’s: Management fees [*] to BlackRock since merger pending resolution of trustee fees for BlackRock direct clients invested into BOA/ML CITs;

•      In addition, no agreement exists for [*] active CITs. BlackRock has proposed using the CIT Alliance document as a basis for management fee rate calculation; and

•      Merrill Lynch seeking payment for trustee and transfer agency services for BlackRock clients invested in BOA/ML CITs.

Each of these items needs to be resolved and will result in offsetting revenues and a final payment or other mutually agreed upon fund rationalization. The parties agree that all CIT open issues should be aggregated and negotiated holistically to facilitate closure.

[*] Indicates that portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Such portions have been omitted pursuant to a request for confidential treatment.

	ML Agreements with MLIM		ML Agreements with BlackRock
Product	Standard / MLIM Specific Arrangement	Description	Standard / BlackRock Specific Arrangement	Description
Mutual Funds (Offshore - BGF)	BlackRock

The below share class revenue sharing applies except for Reserve Fund and “Q” share class of Local Emerging Markets Short Duration Bond Fund

“A” Shares:

BlackRock pays GWM [*]% of management fees. GWM retains [*]% of up front sales charges.

“B” Shares:

BlackRock pays GWM a [*]% commission and [*]% of the management fee. BLK retains all distribution and CDSC fees. Starting March 1st 2010, the [*]% commission does not apply since the “B” share class is closed to new subscriptions

“Q” Shares:

No commission is paid by BlackRock to GWM. GWM receives [*]% of management fees

Since GWM finances the upfront commissions paid to FAs, they receive [*] bps as distribution fee and CDSC fees . BLK keeps the remaining distribution fees.

“C” Shares:

BLK pays GWM [*]% of sum of management and distribution fees. Since no up front commission is paid by BLK, GWM retains all CDSCs.

“E” Shares:

BLK pays GWM [*]% of sum of management and distribution fees. GPC also earns [*]% of all sales charges paid by clients.

“X” Shares:

[*] Indicates that portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Such portions have been omitted pursuant to a request for confidential treatment.

	ML Agreements with MLIM		ML Agreements with BlackRock
Product	Standard / MLIM Specific Arrangement	Description	Standard / BlackRock Specific Arrangement	Description

This share class is utilized for customized pricing for individual institutional clients. Transfer pricing arrangements between BLK and GWM are determined on a case by case basis.

“D” Shares

No retrocessions are paid to GWM on “D” shares

BlackRock pays GWM a platform support fees of [*] bps per year on all class “D” AUM in Merrill Lynch Advisory platforms

BGF Reserve Fund

For share classes A, B, C, E, and Q BlackRock pays GWM [*]% of the annual management fee

BGF Local Emerging Markets Short Duration Bond Fund

Class “Q” BlackRock pays GWM [*]% of the annual management fee plus [*] bps on AUM

GWIM Mutual Fund Group - Offshore Single Strategy H Funds

BlackRock Eurasian Frontiers Fund

Class I Shares:

BLK pays GWM [*]% of the annual management fee

GWM retains [*]% of upfront sales charges

Class C Shares:

BLK pays GWM [*]% of the annual management fee

GWM receives the distribution fee and CDSC

BlackRock Middle East and North Africa Fund

[*] Indicates that portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Such portions have been omitted pursuant to a request for confidential treatment.

	ML Agreements with MLIM		ML Agreements with BlackRock
Product	Standard / MLIM Specific Arrangement	Description	Standard / BlackRock Specific Arrangement	Description

Class I Shares:

BLK pays GWM [*]% of the annual management fee

GWM retains [*]% of upfront sales charges

Class C Shares:

BLK pays GWM [*]% of the annual management fee

GWM receives CDSC and [*]% of the distribution fee

BlackRock Agriculture Fund

Class A Shares:

GWM retains [*]% of upfront sales charges

BLK pays GWM [*]% of the annual management fee

Class C Shares:

BLK pays GWM [*]% of the annual management fee

BLK pays GWM [*]% of the annual distribution fee

GWM receives CDSC

Class I Shares:

GWM retains [*]% of upfront sales charges

BLK pays GWM [*]% of the annual management fee

BlackRock Strategic Funds (BSF)	BlackRock

“A” Shares:

BlackRock pays GWM [*]% of management fees. GWM retains [*]% of up front sales charges.

“C” Shares:

BLK pays GWM [*]% of sum of management and distribution fees. Since no up front commission is paid by BLK, GWM retains all CDSCs.

[*] Indicates that portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Such portions have been omitted pursuant to a request for confidential treatment.

	ML Agreements with MLIM		ML Agreements with BlackRock
Product	Standard / MLIM Specific Arrangement	Description	Standard / BlackRock Specific Arrangement	Description

“X” Shares:

This share class is utilized for customized pricing for individual institutional clients.

Transfer pricing arrangements between BLK and GWM are determined on a case by case basis.

“D” Shares

No retrocessions are paid to GWM on “D” shares

BlackRock pays GWM a platform support fees of [*] bps per year on all class “D” AUM in Merrill Lynch Advisory platforms

Mutual Funds Offshore	BlackRock

BFM

Retail Authorized Unit Trusts

Class “A” and Class “P” Shares:

BLK will pay GWM [*]% of the annual management fee.

BLK retains [*]% of the performance fee.

Other Unit Trusts

BlackRock growth and recovery fund, BlackRock international equity fund, BlackRock UK specialist fund

BLK pays GWM [*]% of the management fee

BLK retains [*]% of the performance fee

Charity common investment funds - Charinco, Charishare, Charishare Tobacco Restricted

BLK pays GWM [*]% of the management fee

BlackRock International Gold and General Fund

BLK pays GWM [*]% of the management fee

Isle of Man Authorised Unit Trusts

BlackRock International Bond Fund, BlackRock Offshore Balanced Fund

BLK pays GWM [*]% of the management fee

[*] Indicates that portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Such portions have been omitted pursuant to a request for confidential treatment.

	ML Agreements with MLIM		ML Agreements with BlackRock
Product	Standard / MLIM Specific Arrangement	Description	Standard / BlackRock Specific Arrangement	Description
Mutual Funds (Offshore - Cayman)	BlackRock

Senior Floating Rate Portfolio

“A” Shares: GWM receives [*]% of the up front sales charge paid by clients as well as the distribution fee. BLK retains the management fee.

“B” Shares: GWM receives the distribution fee and redemption charges. BLK retains the management fee.

“C” Shares: GWM receives the distribution fee and redemption charges and BLK retains the management fee.

Mutual Funds (Offshore – GIS) (Except Super Money Market Portfolio)	BlackRock	“A” Shares: GWM receives the entire up front commission. GWM receives distribution fee. “B” Shares: GWM receives distribution fee & CDSC.

Mutual Funds (Closed End)	Standard	One time payment made in 2007 ($[*]) to settle all ongoing liabilities between BlackRock and Merrill Lynch Up front sales commissions paid by the client of [*]% are split [*]% to GPC and [*]% to GMI.

Retail Money Market Funds	BlackRock	With respect to the BIF and BBIF Money Funds, an annual asset based fee (calculated on a marginal basis) based on the Total Value of Fund Shares (“TVFS”) of the BIF and BBIF Money Fund as follows:

Money Market Fee Waivers		If fees are waived within money market funds, the hierarchy of those waivers is outlined in the “Yield Support Amendments” to the Platform, Infrastructure, Marketing Services and Support Agreement and amended and restated Selected Dealer Agreements

[*] Indicates that portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Such portions have been omitted pursuant to a request for confidential treatment.

	ML Agreements with MLIM					ML Agreements with BlackRock
Product	Standard / MLIM Specific Arrangement	Description				Standard / BlackRock Specific Arrangement	Description

		Fund Name	TVFS<= $[*]	TVFS> $[*] and <= $[*]	TVFS > $[*]
		BIF Tax Exempt Fund	[*] bps	[*] bps	[*] bps
		BIF Arizona Municipal Money Fund	[*] bps	[*] bps	[*] bps
		BIF California Municipal Money Fund	[*] bps	[*] bps	[*] bps
		BIF Connecticut Municipal Money Fund	[*] bps	[*] bps	[*] bps
		BIF Florida Municipal Money Fund	[*] bps	[*] bps	[*] bps
		BIF Massachusetts Municipal Money Fund	[*] bps	[*] bps	[*] bps
		BIF Michigan Municipal Money Fund	[*] bps	[*] bps	[*] bps
		BIF New Jersey Municipal Money Fund	[*] bps	[*] bps	[*] bps
		BIF New York Municipal Money Fund	[*] bps	[*] bps	[*] bps
		BIF North Carolina Municipal Money Fund	[*] bps	[*] bps	[*] bps
		BIF Ohio Municipal Money Fund	[*] bps	[*] bps	[*] bps
		BIF Pennsylvania Municipal Money Fund	[*] bps	[*] bps	[*] bps
		BIF Money Fund	[*] bps	[*] bps	[*] bps
		BIF Treasury Fund	[*] bps	[*] bps	[*] bps
		BIF Government Securities Fund	[*] bps	[*] bps	[*] bps
		BBIF Government Securities Fund	[*] bps	[*] bps	[*] bps
		BBIF Money Fund	[*] bps	[*] bps	[*] bps
		BBIF Tax Exempt Fund	[*] bps	[*] bps	[*] bps
		BBIF Treasury Fund	[*] bps	[*] bps	[*] bps

[*] Indicates that portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Such portions have been omitted pursuant to a request for confidential treatment.

	ML Agreements with MLIM				ML Agreements with BlackRock
Product	Standard / MLIM Specific Arrangement	Description			Standard / BlackRock Specific Arrangement	Description
With respect to the Other Retail Money Funds, an annual asset based fee based (calculated on a marginal basis as applicable) on the TVFS incrementally of the Other Retail Money Funds as follows:

Ready Assets Prime Money Fund
		TVFS <= $[*]	[*] bps
		TVFS > $[*] and <= $[*]	[*] bps
		TVFS > $[*] and <= $[*]	[*] bps
		TVFS > $[*] and <= $[*]	[*] bps
		TVFS > $[*] and <= $[*]	[*] bps
		TVFS > $[*] and <= $[*]	[*] bps
		TVFS > $[*]	[*] bps

Retirement Reserves Money Fund
		TVFS <= $[*]	[*] bps
		TVFS > $[*] and <= $[*]	[*] bps
		TVFS > $[*] and <= $[*]	[*] bps
		TVFS > $[*] and <= $[*]	[*] bps
		TVFS > $[*] and <= $[*]	[*] bps
		TVFS > $[*] and <= $[*]	[*] bps
		TVFS > $[*] and <= $[*]	[*] bps
		TVFS > $[*]	[*] bps
(Merrill Lynch currently waives [*] bps of this fee, but may discontinue or reduce this waiver at any time)
		Ready Assets US Treasury Money Fund	[*] bps
		Ready Assets USA Government Money Fund	[*] bps
		BlackRock Summit Cash Reserves Fund	[*] bps

[*] Indicates that portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Such portions have been omitted pursuant to a request for confidential treatment.

	ML Agreements with MLIM			ML Agreements with BlackRock
Product	Standard / MLIM Specific Arrangement	Description		Standard / BlackRock Specific Arrangement	Description

Institutional Money Market Funds	BlackRock

BlackRock pays GPC [*]% of PCs issued

For assets sourced by GPC, BlackRock will pay GPC an annual asset based fee on the domestic institutional money funds (Boston Funds) according to the following schedule:

		FFI Premier Institutional Fund	[*] bps
		FFI Institutional Fund	[*] bps
		FFI Government Fund	[*] bps
		FFI Treasury Fund	[*] bps
		FFI Institutional Tax-Exempt Fund	[*] bps
		FFI Select Institutional Fund	[*] bps

Merrill Lynch plans to conduct sub-accounting services associated with certain accounts holding positions in the Boston Institutional Funds the terms of which will be negotiated at a future date.

Offshore Money Market Funds— Retail	BLK	Dollar Asset Portfolio and Super Money Market Fund BLK receives [*] bps with the remainder paid to GWM for all share classes

Offshore Money Market Funds— Institutional	BlackRock

Institutional Cash Series (ICS)

“On Platform investments”: When the investment flows through to Merrill Lynch omnibus account

Class G Accumulating Shares and Class G Distributing Shares

BlackRock pays GWM [*]% of the annual management fee

Class G Distributing I Shares and Class G Distributing III Shares

[*] Indicates that portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Such portions have been omitted pursuant to a request for confidential treatment.

	ML Agreements with MLIM		ML Agreements with BlackRock
Product	Standard / MLIM Specific Arrangement	Description	Standard / BlackRock Specific Arrangement	Description

BlackRock pays GWM [*]% of the annual management fee

Class G Distributing II Shares

BlackRock pays GWM [*]% of the annual management fee

Class G Accumulating IV Shares and Class G Distributing
IV Shares

BlackRock pays GWM [*]% of the annual management fee

In addition to the above mentioned, BLK also pays GWM a
platform support fee calculated according to the below
schedule

-     [*]   basis points on first US $[*] in assets

-     [*]   basis point on next US $[*] in assets

-     [*]   basis point on all assets over US $[*] in assets

For the purpose of calculating the platform support fee,
relevant assets in all funds and share classes of Institutional
Cash Series are added up.

“Off Platform investments”: When the client is referred
directly to BlackRock for the purpose of investing into
ICS Funds

BlackRock pays GWM [*]% of the retained management
fee. Standard fee is [*] bps, but a different end client fee can be agreed on a case by case basis

Institutional Separate Accounts	BlackRock

Institutional Cash Management Opportunities:

BlackRock pays GPC [*]% of PCs issued.

PCs are issued at [*]% of fees in Year 1, [*]% in Year 2 and [*]% per annum beginning with Year 3.

PC rate may be reduced on a specific opportunity with the mutual written consent of GPC and BlackRock.

Non-Cash Institutional Opportunities:

BlackRock pays GPC [*]% of PCs issued.

[*] Indicates that portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Such portions have been omitted pursuant to a request for confidential treatment.

	ML Agreements with MLIM		ML Agreements with BlackRock
Product	Standard / MLIM Specific Arrangement	Description	Standard / BlackRock Specific Arrangement	Description

PCs are issued at [*]% of fees in Year 1, and [*]% per
annum beginning with Year 2. PC rate may be reduced on a
specific opportunity with the mutual written consent of
GPC and BlackRock.

EMEA Region: PCs are currently issued at [*]% per
annum

Basic terms are [*]% but on case by case basis and where
there is significant GPC sales / client servicing and little /
no BlackRock sales office involvement (ie not just a
referral) higher payments are sometimes negotiated on a
case by case basis.

Stock Loan

•      Merrill Lynch currently earns [*] basis point for performing this service

•      The service fee was reduced in June, 2006 to reflect market rates

•      This is an agreement with Merrill Lynch Liquidity Services, LLC

•      This service is covered under an existing agreement;

•      Previous to the transaction, FDS would transfer to BlackRock the revenues and expenses incurred associated with servicing the cash collateral business.

•      Subsequent to the merger of MLIM and BlackRock, Merrill Lynch will retain the revenues and expenses associated with servicing the cash collateral business.

It is important to note that no future Alternative Investment offerings are intended to be governed by the GDA and will instead be executed in separate agreements (e.g., Health Sciences and BlackRock Core Alternatives Portfolio)

BAC GWIM AI Group (Hedge FOF) – Domestic, including:	Standard	BLK pays GMI [*]% of management fee earned on the Japan clients. (Yen Saif I & II,)

BAC GWIM AI Group (Hedge FOF) offshore, including: ML Select Hedge Ltd. (offshore)	BlackRock	Class A: GWM receives [*]% of the up front sales charge paid by clients as well as the distribution fee of [*]%. BlackRock retains the management fee of [*]%.

[*] Indicates that portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Such portions have been omitted pursuant to a request for confidential treatment.

	ML Agreements with MLIM		ML Agreements with BlackRock
Product	Standard / MLIM Specific Arrangement	Description	Standard / BlackRock Specific Arrangement	Description
ML Total Returns Ltd. (offshore)

Class B;

BLK pays GWM an upfront commission of [*]%. GWIM receives the distribution fee of [*]%.

BLK retains the management fee of [*]% and redemption fees.

Class C:

GWM receives the distribution fee of [*]% (paying [*]% upfront to FAs in first year) and redemption fees while BLK retains the full management fees of [*]%.

Class I:

GWM receives [*]% of the up front sales charge paid by clients as well as [*] bps from the management fees of [*]%.

Global Horizons LP (Domestic)	BlackRock

Retail:

Sponsor Fee = [*] bps

BlackRock pays GWM an upfront commission of [*]% as well as the [*]% distribution fee starting in month 13.

BlackRock retains the [*]% sponsor fee as well as the distribution fee for the first year and any redemption fees ([*]%) for the first year).

Institutional:

Sponsor Fee = [*] bps

GWIM receives the upfront commission (up to [*]%) paid by clients plus [*] bps from the sponsor fee.

BlackRock retains [*] bps from the sponsor fee.

Global Horizons Ltd (Offshore)	BlackRock	Class A: GWIM receives [*]% of the up front sales charge paid by clients as well as the distribution fee of [*]% and [*] bps from the management fee. BLK retains [*] bps from the management fee.

[*] Indicates that portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Such portions have been omitted pursuant to a request for confidential treatment.

	ML Agreements with MLIM		ML Agreements with BlackRock
Product	Standard / MLIM Specific Arrangement	Description	Standard / BlackRock Specific Arrangement	Description
Total management fee = [*]%

Class B:

BLK pays GWIM an upfront commission of [*]%.

GWIM also receives the distribution fee of [*]% while BLK retains the full management and redemption fees. Total management fee = [*]%

Class C:

GWIM receives the distribution fee of [*]% (paying [*]% upfront to FAs in first year) and redemption fees while BLK retains the full management fees. Total management

fee = [*]%

Class I:

GWIM receives [*]% of the up front sales charge paid by clients as well as [*] bps from the management fee. BLK retains [*]% of the management fee. Total management fee = [*]%

Select Hedge I L.P. (Domestic)	BlackRock

Class A:

Management Fee = [*] bps

GWIM receives [*]% of the up front sales charge paid by clients as well as the [*] bps distribution fee and [*] bps from the management fee.

BLK retains [*] bps of the management fee.

Class C: Management Fee = [*] bps

[*] Indicates that portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Such portions have been omitted pursuant to a request for confidential treatment.

	ML Agreements with MLIM		ML Agreements with BlackRock
Product	Standard / MLIM Specific Arrangement	Description	Standard / BlackRock Specific Arrangement	Description

GWM receives the [*] bps distribution fee as well as [*] bps from the management fee.

BLK retains [*] bps from the management fee.

Class I:

Management Fee = [*] bps

GWM receives [*]% of the up front sales charge paid by clients as well as [*] bps from the management fee.

BLK retains [*] bps from the management fee.

BAC GWIM AI Group (Private Equity)	Standard	BLK pays GWIM [*]% of the PC based on the total commitment less any placement fees paid by the client up front. Trails are paid ranging from [*]% – [*]%.

BAC GWIM AI Group /Alt Invs (Hedge Access)	BlackRock	BLK receives [*]% of performance fees earned by GWIM from the initial 8 Hedge Access funds. Note that 4 of the 8 funds are completely liquidated.

BAC GWIM AI Group /(Managed Futures Sub-Advised)	BlackRock	BLK currently receives [*] bps of management fees from JWH, LP; JWH, LTD; JWH Series A, B, & C; Select Futures LP; Select Futures LTD JWH, LP; JWH, LTD; JWH Series no longer on the GWIM AI Platform

Health Sciences (Hedge Access)	BLK	BLK shall pay to MLAI an amount equal to [*]% of the value of the management fee ([*] bps)

[*] Indicates that portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Such portions have been omitted pursuant to a request for confidential treatment.

	ML Agreements with MLIM		ML Agreements with BlackRock
Product	Standard / MLIM Specific Arrangement	Description	Standard / BlackRock Specific Arrangement	Description
Alt InvsDistribution Support (Current Prod. in Channel)

Financial obligation to continue certain transfer agency and distribution support of products currently in distribution channel.

Includes: BlackRock Private Equity, BlackRock Exchange Funds, QA 3©7 funds, and BlackRock Hedge Funds (Fabio business)

Annual cost = $[*]

Exchange Funds	Standard	GWIM retains [*]% of the up front sales charge paid by the client for Montclair and Montvale. BlackRock pays GWIM the full [*]% service fee. BlackRock retains the full management fee.

EXHIBIT B

TO THE GLOBAL DISTRIBUTION AGREEMENT

(Form of Letter of Understanding)

As of this [date] day of [month], [year], the Parties hereby agree, pursuant to Section 4(h) of the Second Amended and Restated Global Distribution Agreement (the “GDA”), to the economic changes specified below.

With respect to the following Covered Products: [list]

Merrill Lynch wishes to effect the following changes to the arrangements among the Parties: [describe changes]

The Parties have determined, as set forth on Attachment A hereto, that such changes will have an adverse economic impact (excluding the impact of changes in market value) in an amount equal to: [specify or describe]

The Parties hereby agree to offset such adverse economic impact by: [specify]

This Letter of Understanding constitutes the entire agreement among the Parties with respect to the foregoing matter and shall be of full force and effect as of the date first written above.

Agreed and Accepted:

MERRILL LYNCH & CO., INC.

By:
Name:
Title:

BLACKROCK, INC.

By:
Name:
Title:

EXHIBIT C

TO THE GLOBAL DISTRIBUTION AGREEMENT

(Party Representatives)

BlackRock, Inc.

Susan L. Wagner

Robert W. Fairbairn

Francis M. Porcelli

Merrill Lynch & Co., Inc.

Sallie L. Krawcheck

Kunal Sham Kamlani

John M. Hogarty

EXHIBIT D

TO THE GLOBAL DISTRIBUTION AGREEMENT

(Merrill Lynch Licensed Marks)

“CMA” in connection only with:

CMA Tax-Exempt Fund

CMA Multi-State Municipal Series Trust

CMA Arizona Municipal Money Fund

CMA California Municipal Money Fund

CMA Connecticut Municipal Money Fund

CMA Florida Municipal Money Fund

CMA Massachusetts Municipal Money Fund

CMA Michigan Municipal Money Fund

CMA New Jersey Municipal Money Fund

CMA New York Municipal Money Fund

CMA North Carolina Municipal Money Fund

CMA Ohio Municipal Money Fund

CMA Pennsylvania Municipal Money Fund

CMA Money Fund

CMA Treasury Fund

CMA Government Securities Fund

“WCMA” in connection only with:

WCMA Government Securities Fund

WCMA Money Fund

WCMA Tax-Exempt Fund

WCMA Treasury Fund

“Merrill Lynch” in connection only with:

Merrill Lynch Government Fund

Merrill Lynch Treasury Fund

Merrill Lynch Institutional Tax-Exempt Fund

Merrill Lynch Premier Institutional Fund

Merrill Lynch Institutional Fund

Merrill Lynch Capital Reserve Fund

Merrill Lynch Ready Asset Trust

Merrill Lynch Retirement Reserves Money Fund

Merrill Lynch U.S. Treasury Money Fund

Merrill Lynch U.S.A. Government Reserves

Merrill Lynch Mutual Fund Advisor®

Merrill Lynch Consults®

FDP®

Funds Diversified Portfolios®

CDP

Consults Diversified Portfolios

WDP®

Wealth Diversified Portfolios®

“Merrill Lynch MFA®” in connection only with the BlackRock Only Strategies within Merrill Lynch MFA

EXHIBIT E

TO THE GLOBAL DISTRIBUTION AGREEMENT

(The BlackRock Licensed Marks)

“BlackRock” in connection only with:

Merrill Lynch MFA and Merrill Lynch MFA Selects Programs as follows:

BlackRock Only Strategies

BlackRock Funds Only Programs

BlackRock Funds

NextGen College Investing Plan as follows:

BlackRock Age Based Portfolios

BlackRock Age-Based 0-7 Years Portfolio

BlackRock Age-Based 8-10 Years Portfolio

BlackRock Age-Based 11-13 Years Portfolio

BlackRock Age-Based 14-16 Years Portfolio

BlackRock Age-Based 17-19 Years Portfolio

BlackRock Age-Based 20+ Years Portfolio

BlackRock 100% Equity Portfolio

BlackRock 75% Equity Portfolio

BlackRock Fixed Income Portfolio

BlackRock Equity Index Portfolio

BlackRock Global Allocation Portfolio

BlackRock Large Cap Core Portfolio

BlackRock Fundamental Growth Portfolio

BlackRock Value Opportunities Portfolio

BlackRock Basic Value Fund, Inc.

BlackRock Bond Fund

BlackRock Fundamental Growth Fund, Inc.

BlackRock Global Allocation Fund, Inc.

BlackRock High Income Fund

BlackRock International Index Fund

BlackRock International Value Fund

BlackRock Large Cap Core Fund

BlackRock S&P 500® Index Fund

BlackRock Short Term Bond Fund

BlackRock Small Cap Growth Fund II

BlackRock Value Opportunities Fund, Inc.